CONSENT OF INDEPENDENT ACCOUNTANTS


We  hereby  consent  to the  incorporation  by  reference  in  the  Registration
Statements  on Form  S-8  (Nos.  333-17149,  333-17163  and  333-17169)  of TELS
Corporation of our report dated April 14, 1999 relating to the financial statements, which appears in this Form 10-K. We also consent to the reference to us under the heading "Experts" in such Registration Statements.


                              PricewaterhouseCoopers LLP


PricewaterhouseCoopers LLP
Salt Lake City, Utah
May 8, 2000